                                                                  EXHIBIT 10.101

                                JOINDER AGREEMENT
               AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS JOINDER AGREEMENT AND THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Third Amendment") is made and entered into as of the 31st day of December, 2003, by and among GOODY'S FAMILY CLOTHING, INC. ("GFC") and the other borrowers listed on the signature pages hereto (collectively the "Borrowers"), GOODY'S GIFTCO, LLC, a Virginia limited liability company (the "New Guarantor"), the financial institutions party to the Loan Agreement (as hereinafter defined) from time to time (collectively, the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT INC., a New York corporation, as Lender and Agent for the Lenders (the "Agent").

         WHEREAS, the Borrowers, the Lenders and the Agent are party to that certain Loan and Security Agreement, dated as of May 31, 2001 (as amended by the First Amendment and the Second Amendment, the "Loan Agreement"; capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lenders have extended a revolving credit loan facility to the Borrowers in the principal amount of $130,000,000, secured by the Collateral;

         WHEREAS, GFC has created and capitalized New Guarantor for the purpose of formalizing GFC's gift card and merchandise credit program, and is the sole member of New Guarantor, to which Agent has consented, on the terms and conditions set forth herein;

         WHEREAS, New Guarantor has agreed to become obligated to Bank under the Loan Agreement on the terms and conditions set forth herein; and

         WHEREAS, the Borrowers, the Agent and the Lenders wish to further amend the Loan Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.       JOINDER OF NEW GUARANTOR AND CERTAIN CONSENTS AND AGREEMENTS.

         (a) Joinder. New Guarantor has executed and delivered, simultaneously with the execution and delivery hereof, that certain Guaranty, the form of which is attached hereto as EXHIBIT A, and that certain Pledge and Security Agreement, the form of which is attached hereto as EXHIBIT B (with this Third Amendment, the "Guarantor Documents"). Pursuant to Guarantor Documents, Guarantor is obligated to the Lenders, pursuant to the Loan Agreement, to the same extent as if New Guarantor were a maker and obligor under each Revolving Credit Note, and consents to and acknowledges each and every other Loan Document as if a signatory to each such Loan Document on the Closing Date (or on such other date on which any other Loan Document was executed), and New Guarantor shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in each of the Guarantor

Documents. New Guarantor acknowledges that it has received a copy of each of the subject Loan Documents and that it has read and understands the terms thereof.

         (b) Schedules. Any amendments to the Schedules required by New Guarantor's joinder hereunder shall be submitted in proposed draft form (the "Proposed New Schedules") by Borrowers within fifteen (15) days after the date hereof, and shall, in such form as is expressly accepted by Agent, in its sole discretion, be attached hereto as collective EXHIBIT C and thereby incorporated in and made a part of the Schedules to the Loan Agreement; in the event that any of the Proposed New Schedules reflect matters that, in Agent's sole discretion, require further modification of the Loan Agreement or any other Loan Document (a "Further Amendment"), then the Borrowers and New Guarantor, as requested by Agent, shall enter into such Further Amendment, in form and substance satisfactory to the Agent.

         (c) Financing Statements and Other Documents. New Guarantor hereby agrees to provide all information, and execute all documents reasonably requested by Agent, in connection with Agent's perfection of the lien created against the assets of New Guarantor pursuant to the terms of the Pledge Agreement, and New Guarantor shall deliver to Agent such information and documentation as Agent may require to establish that the Giftco Account (hereinafter defined) has been made subject to the existing Blocked Account Agreement with First Tennessee Bank, N.A. regarding certain bank accounts of the Borrowers (collectively the "Guarantor Blocked Account Information"), prior to the transfer of any funds or other property (other than an amount of up to $1,000 as a capital contribution to New Guarantor by GFC) to New Guarantor by any Borrower. In addition, New Guarantor agrees to complete the Perfection Certificate attached hereto as EXHIBIT D (the "Perfection Certificate") and to submit the same in completed form to the Agent within three (3) days after the date hereof. GFC acknowledges and agrees that its membership interest in Giftco is within the meaning of "Collateral" under the Loan Agreement, to which the Lien of Agent has attached.

         (d) Certain Consents. Agent hereby confirms that it has consented to the creation and capitalization of New Guarantor, on the terms and conditions set forth herein, including without limitation actions taken by GFC with respect thereto prior to the execution and delivery hereof that are consistent with the terms and conditions hereof.

         2. AMENDMENTS TO THE LOAN AGREEMENT. THE LOAN AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

         (a) Section 1.1 of Article I of the Loan Agreement is hereby amended by adding the following definitions, placed in appropriate alphabetical order:

         "Customer Merchandise Credits" means, as of any date, the aggregate amount of value of outstanding credits, denominated in Dollars, issued by any Borrower for customer merchandise returns, that are redeemable for merchandise at one or more of Borrower's retail locations.

         "Giftco" means Goody's Giftco, LLC, a Guarantor.

         "Giftco Account" means the bank account established with First Tennessee Bank, N.A. in the name of Giftco, with account number 171597623.

         "Giftco Investment Account" means an investment account of Giftco maintained with any investment firm that is subject to an account control agreement in form and substance acceptable to Agent in its sole discretion.

         "Gift Card" means a magnetically striped card denominated in Dollars, issued on behalf of Giftco by any Borrower, and that is redeemable for merchandise at one or more of Borrowers' retail locations.

         "Gift Card Reserve" means, as of any date, an amount equal to the aggregate proceeds of the sale of Gift Certificates plus the amount of Customer Merchandise Credits, in each case that have not yet been transferred to Giftco by a Borrower.

         "Guarantor" means any Person that has Guaranteed the full satisfaction of the Secured Obligations, pursuant to such form of agreements, instruments and other documents as to which Agent and such Guarantor may agree.

         "Permitted Giftco Investments" means (i) transfers to GFC for purposes of investment by GFC or (ii) the Permitted Investments described in subclauses
(a) and (c) of the definition of "Permitted Investments", but, as to subclause
(ii), only if such Permitted Investments are held in a Giftco Investment
Account.

         "Third Amendment" means that certain Joinder Agreement and Third Amendment to Loan and Security Agreement, entered into among Borrowers, New Guarantor (as defined therein), Agent and Lenders, dated as of December , 2003, amending this Agreement.

         (b) Section 1.1 of Article I of the Loan Agreement is hereby further amended by modifying the definition of "Borrowing Base" by striking in its entirety the text of subclause (B) Section (b)(ii) thereof, and inserting in lieu thereof the following: "(B) the amount of the Gift Card Reserve,".

         (c) Article XI of the Loan Agreement is hereby amended by adding thereto new Section 11.16, as follows:

         SECTION 11.16 Transfers to and Investments by Giftco. Transfer any property or assets to Giftco except for funds arising from the sale of Gift Certificates by any Borrower on behalf of Giftco, and then only by causing the same to be transferred to and deposited in the Giftco Account. Further, Giftco shall not make any Investments other than Permitted Giftco Investments.

         (d) Section 15.1 (b) of Article XV of the Loan Agreement is hereby amended by striking all of the reference to and address of Smith, Gambrell & Russell, LLP, and inserting in lieu thereof the following:

                  Hunton & Williams, LLP
                  Bank of America Plaza
                  Suite 4100
                  600 Peachtree St., N.E.
                  Atlanta, GA  30308
                  Attn: Bruce W. Moorhead, Jr., Esq.
                  Facsimile: (404)602-8668

         3. AMENDMENT FEE. Borrowers shall pay to Agent, for the benefit of itself and the Lenders, a fee of $26,000 (the "Amendment Fee") due and payable on the date hereof. The Amendment Fee shall be fully earned by Agent and the Lenders upon the execution and delivery of this Third Amendment, and shall not be subject to refund or rebate

         4. EFFECTIVENESS OF THIRD AMENDMENT. This Third Amendment shall become effective when (a) the Agent is in possession of at least one executed counterpart original from each Lender, each Borrower and New Guarantor, (b) the respective instruments attached hereto as respective EXHIBITS A AND B have been executed and delivered, (c) New Guarantor has delivered the Guarantor Blocked Account Information and (d) the Amendment Fee has been paid.

         5. EXPENSES. Borrowers agree to jointly and severally pay on demand all reasonable costs and expenses of Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Third Amendment and all other documents and any other transactions contemplated thereby, including, without limitation, the reasonable fees and expenses of legal counsel to Agent and Lenders. Borrowers authorize Agent to charge the foregoing costs and expenses to the Borrowers' loan account by increasing the principal amount of the Revolving Credit Loans by the amount of such costs and expenses.

         6.       GENERAL PROVISIONS.

         (a) Representations and Warranties. Each Borrower hereby confirms that each representation and warranty made or deemed made by it under the Loan Documents is true and correct in all material respects as of the date hereof and that no Default has occurred or is continuing under the Loan Agreement, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date. Each Borrower and the New Guarantor hereby represents and warrants that as of the date hereof there are no known claims or offsets against or defenses or counterclaims to any of the Secured Obligations.

         (b) Miscellaneous. The Loan Agreement, as expressly amended hereby, shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrowers and, pursuant to the Guarantor Documents, of New Guarantor, to Agent and Lenders. Borrowers and New Guarantor agree to take such further action as Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Third Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Third

Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of Georgia. There are no oral or other agreements with respect to the subject matter hereof, except only the Loan Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment, and the other Loan Documents. Time is of the essence of this Third Amendment and of the Loan Agreement.

         IN WITNESS WHEREOF, Borrowers, New Guarantor, Agent and Lenders have caused this Third Amendment to be duly executed as of the date first above written.


                                    BORROWERS:

                                    GOODY'S FAMILY CLOTHING, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    SYDOOG, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    TREBOR OF TN, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    GOFAMCLO, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    GFCFS, LLC



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    GOODY'S MS, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    GOODY'S IN, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    GFCTX, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    GFCTN, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    GFCGA, L.P.

                                    BY: TREBOR OF TN, INC., ITS GENERAL PARTNER



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    NEW GUARANTOR:

                                    GOODY'S GIFTCO, LLC

                                    BY: GOODY'S FAMILY CLOTHING, INC.,
                                        ITS SOLE MEMBER



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    AGENT:

                                    THE CIT GROUP/BUSINESS CREDIT, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    CO-AGENT:

                                    GMAC COMMERCIAL CREDIT LLC



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    LENDERS:

                                    THE CIT GROUP/BUSINESS CREDIT, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    GMAC COMMERCIAL CREDIT LLC



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    AMSOUTH BANK



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:

                                    PNC BANK, NATIONAL ASSOCIATION



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title:


                                    ORIX FINANCIAL SERVICES, INC.



                                    By:
                                       ---------------------------------------
                                    Name:
                                    Title: